UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2018 (May 1, 2018)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

8401 McClure Drive
Fort Smith, Arkansas	72916
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 1, 2018, the annual meeting of stockholders of ArcBest Corporation (the “Company”) was held, at which meeting four proposals were passed by stockholders.

Matters voted on by stockholders included the following:

(i)                     the election of directors to the Company’s Board of Directors until the 2019 annual stockholders meeting;

(ii)                  the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018;

(iii)               the annual advisory vote on the compensation of the Company’s named executive officers; and

(iv)              the approval of the Fourth Amendment to the 2005 Ownership Incentive Plan.

The results of the stockholders’ votes are reported below.

(i)                   The following directors were elected by the indicated vote:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Eduardo F. Conrado	21,273,675	18,977	1,985,193
Stephen E. Gorman	21,268,511	24,141	1,985,193
Michael P. Hogan	21,205,013	87,639	1,985,193
William M. Legg	21,002,095	290,557	1,985,193
Kathleen D. McElligott	21,129,973	162,679	1,985,193
Judy R. McReynolds	21,052,150	240,502	1,985,193
Craig E. Philip	21,270,620	22,032	1,985,193
Steven L. Spinner	21,130,471	162,181	1,985,193
Janice E. Stipp	21,203,169	89,483	1,985,193

(ii)                                  The ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018:

Votes for	21,356,758
Votes Against	1,911,747
Votes Abstained	9,340
Broker Non-Votes	0

(iii)                               The annual advisory vote on the compensation of the Company’s named executive officers:

Votes for	20,526,124
Votes Against	752,318
Votes Abstained	14,210
Broker Non-Votes	1,985,193

(iv)                              The approval of the Fourth Amendment to the 2005 Ownership Incentive Plan:

Votes for	20,244,453
Votes Against	1,034,749
Votes Abstained	13,450
Broker Non-Votes	1,985,193

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION
(Registrant)

Date:	May 2, 2018	/s/	Michael R. Johns
Michael R. Johns,
Vice President — General Counsel and Corporate Secretary